GETTY REALTY CORP. PRESENTATION Bank of America Merrill Lynch Global Real Estate Conference September 2013 Exhibit 99.1

Forward Looking Statements
Certain statements in this Presentation constitute “forward-looking statements” within the meaning of the federal securities laws.
Forward-looking statements are statements that relate to management’s expectations or beliefs, future plans and strategies, future financial performance and similar expressions concerning matters that are not historical facts. In some cases, you can identify forward-looking statements by the use of forward-looking terminology such as “may,” “will,” “should,” “expects,” “intends,”
“plans,” “anticipates,” “believes,” “estimates,” “predicts,” or “potential.” Such forward-looking statements reflect current views with respect to the matters referred to and are based on certain assumptions and involve known and unknown risks, uncertainties and other important factors, many of which are beyond the Company’s control, that could cause the actual results, performance, or achievements of the Company to differ materially from any future results, performance, or achievement implied by such forward-
looking statements.
While forward-looking statements reflect the Company’s good faith beliefs, assumptions and expectations, they are not guarantees of future performance. The Company does not undertake any obligation to publicly update or revise any forward-
looking statements to reflect changes in underlying assumptions or factors, new information, data or methods, future events or other changes. For a further discussion of these and other factors that could cause the Company’s future results to differ materially from any forward-looking statements, see the Company’s Annual Report on Form 10-K for the year ended December
31, 2012 and the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013, including, in particular, the section entitled “Risk Factors” contained therein, and its other filings with the SEC.
Unless otherwise noted in this Presentation, all reported financial data is presented as of the quarter ended June 30, 2013, and all portfolio data is as of August 31, 2013.
The information contained herein has been prepared from public and non-public sources believed to be reliable. However, the
Company has not independently verified certain of the information contained herein, and does not make any representation or warranty as to the accuracy or completeness of the information contained in this Presentation.

Investment Highlights

National portfolio with focus on growing and densely populated, high barrier to entry markets
Stable cash flows supported by long-term, triple-net leases
Proven platform to pursue growth opportunities in sector with large consolidation opportunity
At a positive inflection point in the Company’s evolution
Flexible balance sheet with low leverage
Upside opportunities created through rationalization of
transitional properties in existing portfolio
1
2
3
4
5
6

Leading National Portfolio with Future Upside

Long-term triple-net lease stability with future upside through transitional properties
1,026 retail motor fuel/convenience
store properties, including five
terminals
898 owned properties (87.5%)
128 leased properties (12.5%)
21 states plus Washington, D.C.
Current Portfolio
20 tenants (662 properties) under long-
term, triple-net leases
89 single tenant triple-net leases
84% of core leases expire after 2022
Sites branded Getty, BP, Exxon, Mobil,
Shell, Chevron, Valero and Aloha
751 Core Properties
275 transitional properties
Successful releasing program focused
on attractive long-term, triple-net
leases
Proactively recycling capital from
property dispositions into accretive
investments
Future Upside

Significant Presence in Markets with
“High Barriers to Entry”

Limited Availability
of Suitable Land
Prime Locations in
High Traffic Areas
Increasingly
Restrictive
Zoning Regulations
High replacement costs
Limited new development
Unique assets with ability to satisfy increased
demand for non-gas uses
Mature neighborhoods
High daily traffic counts
Optimal corners with high visibility and easy
access
Close proximity to highway entrances or exit
ramps
Difficult and lengthy permitting process
Impractical to obtain the necessary permits to
construct a similar use site
Leading national portfolio with concentrations in high barrier to entry markets in the Northeast and Mid-Atlantic regions

Sustainable Cash Flows Supported by
Long-Term Leases

Only 3% of leases
mature in next 5 years
and 17% in next
10 years
High Quality Tenant Base
Diversified tenant base
Prominent national and regional suppliers
2012 repositioning added 10 new high quality tenants
Compelling unit level economics
Rent coverage – 1.75x to 2.25x
Majority of triple-net leases have 15 year initial terms
Provisions for rent increases during initial term and
renewal periods
Unit level viability via station and tenant financial
performance
84% of core property leases expire after 2022
Highlights
Stable Long-Term Lease Structure
(1)
(1) Does not include single tenant triple-net leases or transitional properties as their lease maturities vary.

Incremental Upside in Transitional Properties

Proactive portfolio repositioning presents an opportunity to improve the cash flow profile
Disposition action plan:
Remaining properties being sold in a real estate auction or through regional brokers
De-tanked
sites
Restructuring of original unitary lease entered into in May 2012
~30 locations are entangled in an ongoing eviction action in CT Superior Appeals Court
Successfully amended lease in August 2013, including an agreement to remove select properties
NECG
Lease
Composed primarily of operating gas stations
Leasing action plan:
~50 properties being re-let to national and regional fuel distributors
Locations will be added to existing leases and Company will enter into new triple-net leases with regional distributors
Disposition action plan:
~100 properties being sold in a real estate auction
Signed contracts of accepted offers on majority of these locations
Month to
Month
Licenses
Disposition action plan:
Remaining properties being sold in a real estate auction or through regional brokers
Terminals
84
157
5
29

Poised to Consolidate Fragmented Industry

More than 150,000 properties in the sector
(1)
Portfolio dispositions – distributors, MLP’s, families
Consolidating sector – approximately 60% of U.S.
stations individually owned
(1)
Debt maturities – conduits, majors, banks
Mature, infill locations
Wide variety of formats
Convenience stores, repair bays, quick serve, quick
lube, etc.
Focus on fuel component to drive customer visits /
visibility
Gasoline, Diesel, Ethanol, CNG, LNG, other
Proven ability to source off-market
transactions not seen by others
Ability to integrate and assimilate
multi-unit portfolios
Capacity to operate in a
highly regulated industry
Established track-record of managing
and remediating environmental concerns
Actively seeking portfolio acquisitions through competitively priced and innovatively structured capital allocation
Target Investments
Broad Market Opportunity The Getty Competitive Advantage
(1) Per NACS 2013 Retail Fuels Report.

Accretive Acquisition of 36 Properties

$72.5 million acquisition of 36 properties in May 2013
Financed with debt and proceeds from the Company’s dispositions program (1031 exchanges)
Tenants are subsidiaries of Capitol Petroleum Group, LLC, a long-term tenant with which the Company has had a successful relationship since 2009
New unitary triple-net leases having initial terms of 15 years plus three renewal options
Located in highly desirable markets
16 Mobil branded stations located in the New York metro area
20 stations (13 Exxon branded and 7 Shell branded) in the Washington, D.C. Beltway
Transaction Highlights
Illustrative Cash Flow Diagram (post-acquisition)
Getty
36 high-volume
properties
Capitol
Sub-lease
payments and
motor fuel sales
Sub-lease property
and supply motor
fuel
Thousands
of customers
Motor fuel, auto
service and
convenience
store goods
Lease
Lease payments

At Positive Inflection Point In Company’s Evolution

Purchased 36 properties from Capitol Petroleum Group in May 2013
First portfolio acquisition since 2011
Refocusing efforts on accretive growth opportunities
Settled Lukoil litigation in July 2013
Realized approximately $32 million of initial proceeds from settlement in
August 2013
Additional proceeds may be realized from unsecured claims
Repositioning of Marketing Portfolio mostly complete
Upside remains in transitional properties from cost reductions and recycling capital into new, high quality assets
Incurred $4.6 million of costs associated with transitional properties for the first six months of 2013
(1)
Expected reduction in Getty Petroleum Marketing Inc. related bankruptcy expenses
Incurred $2.8 million of bankruptcy and litigation costs for the first six months of 2013
(1)
Expense reductions and capital inflows from asset sales and Lukoil Settlement provide capacity for growth while maintaining low leverage
(1) See the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for additional information.

Flexible Balance Sheet with Low Leverage

$175 million senior secured credit facility
Matures in 2015 (plus one year option)
L+ 250-300 bps
No amortization requirements
$100 million secured debt private placement
Matures in 2021
Fixed rate: 6%
No amortization requirements
Debt / EBITDA (2) Leverage / Total Market Capitalization (2)
Debt Maturity Schedule (1) Debt Refinancing in February 2013 (1)
Low leverage and flexible balance sheet compared to REIT peers
$121
$100
2013 2014 2015 2016 2017 2018 2019 2020+
(1) See the Company’s Quarterly Report on Form 10-Q for the quarter ended June 30, 2013 for additional information.
(2) Source:  Wall Street research report dated 9/9/13.

Investment Highlights

National portfolio with focus on growing and densely populated, high barrier to entry markets
Stable cash flows supported by long-term, triple-net leases
Proven platform to pursue growth opportunities in sector with large consolidation opportunity
At a positive inflection point in the Company’s evolution
Flexible balance sheet with low leverage
Upside opportunities created through rationalization of
transitional properties in existing portfolio
1
2
3
4
5
6

APPENDIX

Senior Management

Name / Title Years at Getty Biography
David Driscoll
Chief Executive Officer,
President, Director
6
President and Chief Executive Officer since 2010
Director of Getty since May 2007 and Lead Independent Director from April 2008 until February
2010
Previously a Managing Director of Morgan Joseph & Co. Inc. and Co-head of ING Barings
Americas Equity Capital Markets and Global Head of Lodging and Real Estate
Kevin Shea
Executive
Vice President
29
Executive Vice President since May 2004 and, prior to that, Vice President since 2001
Joined in 1984
Thomas Stirnweis
Vice President &
Chief Financial Officer
25
Vice President and Chief Financial Officer since 2003
Previously a Manager of Financial Reporting and Analysis at Getty Petroleum Marketing, Inc.
(“GPMI”)
Joshua Dicker
Senior Vice President,
General Counsel
& Secretary
5
Vice President since February 2009 and General Counsel and Secretary since 2008
Previously a Partner at Arent Fox LLP specializing in corporate and transactional matters
Chris Constant
Vice President, Director of
Planning & Treasurer
3
Vice President since 2013 and Treasurer since 2011
Joined in 2010 as Director of Planning and Corporate Development
Previously Vice President of Morgan Joseph & Co. Inc.; Began career at ING Barings

Board of Directors

Name / Title Years at Getty Biography
Leo Liebowitz
Chairman
58
Chairman of the Board since May 1971 and Chief Executive Officer from 1985 - 2010
Served as President from May 1971 until May 2004
Co-founded the predecessor business in 1955
Milton Cooper
Executive Chairman,
Kimco Realty Corporation
42
Executive Chairman of Kimco Realty Corporation
Chairman and CEO of Kimco from its IPO in 1991 to 2009 and Director and President of Kimco
prior thereto
Phillip Coviello
Fmr. Partner,
Latham & Watkins, LLP
17
Director of Kimco since 2008
Previously a Partner in Latham & Watkins LLP for 18 years
David Driscoll
Chief Executive Officer,
President, Director
6
President and Chief Executive Officer since 2010
Director of Getty since May 2007 and Lead Independent Director from April 2008 until February
2010
Previously a Managing Director of Morgan Joseph & Co. Inc. and Co-head of ING Barings
Americas Equity Capital Markets and Global Head of Lodging and Real Estate
Richard Montag
Fmr. Director,
FNC Realty Corporation
GPMI
3
Elected to serve as a Director by the current Board (annual meeting on May 20, 2010)
Previously Director of FNC Realty Corporation from 2004 until 2005 and Getty Petroleum
Marketing, Inc. from 1997 until 2000
Howard Safenowitz
President,
Safenowitz Family Corp.
15
Lead Independent Director since February 25, 2010
President of Safenowitz Family Corp., an investment firm, since June 1997
Previously a Director of Getty Petroleum Marketing, Inc. from December 1998 until December 2000